                                                                 EXHIBIT 10.6

                            COMMON STOCK PURCHASE WARRANT

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

NO. 4
                                                   VOID AFTER FEBRUARY 5, 2008

                                   UTSTARCOM, INC.

        WARRANT TO PURCHASE SIXTEEN THOUSAND (16,000) SHARES OF COMMON STOCK

                                      __________

       THIS CERTIFIES THAT, for value received, Lintech Ltd., a corporation organized under the laws of Hong Kong (the "HOLDER") is entitled to subscribe for and purchase from UTStarcom, Inc., a Delaware corporation (the "COMPANY"), 16,000 shares (as adjusted pursuant to Section 3 hereof) of the fully paid and nonassessable Common Stock, $.0025 par value (the "SHARES"), of the Company at the price of $5.00 per share (the "EXERCISE PRICE") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

       This Warrant is subject to the following terms and conditions:

       1.     METHOD OF EXERCISE; PAYMENT.

              (a) CASH EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, from time to time at the principal office of the Company, by delivering a completed and duly executed Notice of Exercise (attached hereto as EXHIBIT A) and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

              (b) STOCK CERTIFICATES. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

       2. STOCK FULLY PAID; RESERVATION OF SHARES. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

       3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. Subject to the provisions of Section 12 hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

              (a) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The provisions of this subsection (a), subject to Section 12 hereof, shall similarly apply to successive reclassifications, consolidations, mergers, and the sale of all or substantially all of the Company's assets.

              (b) STOCK SPLITS, DIVIDENDS AND COMBINATIONS. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

       4.     NOTICES.

              (a) Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with Section 3 hereof, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

              (b) Any written notice by the Company required or permitted hereunder shall be given by hand delivery or first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company for the Holder.

       5. TRANSFER OF WARRANT. Except in accordance with the conditions contained in Section 6 hereof, this Warrant and all rights hereunder are not transferable. In order to effect any transfer of all or a portion of this Warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as EXHIBIT B).

       6.     CONDITION OF EXERCISE OR TRANSFER OF WARRANT.

              (a) Unless exercised pursuant to an effective registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise or transfer of this Warrant that the Company shall have received, at the time of such exercise or transfer, a representation in writing from the recipient or transferee in the form attached hereto as EXHIBIT A-1 or EXHIBIT B-1, respectively, that the Shares being issued upon exercise, or this Warrant (or portion hereof) transferred, as the case may be, are being acquired for investment and not with a view to any sale or distribution thereof.

              (b) It shall be a further condition to any transfer of this Warrant, or of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Act, that the Holder shall have given written notice to the Company which shall describe the manner and circumstances of the proposed transfer and be accompanied by a written opinion of Holder's legal counsel or a "no-action" letter reasonably satisfactory to the Company stating that such transfer is exempt from the registration and delivery requirements of the Act and applicable state securities laws.

              (c) Each certificate evidencing the Shares issued upon exercise of this Warrant, or transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall be stamped or imprinted with a legend substantially in the following form:

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

       Subject to this Section 6, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless one of the conditions specified in the above legend is satisfied.

       7. REMOVAL OF LEGEND. Upon request of a holder of a certificate with the legend referred to in Section 6 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received either an opinion of counsel or a "no-action" letter referred to in Section 6(b) of this agreement to the effect that any transfer by such holder of the shares evidenced by such certificate will not violate the Act and applicable state securities laws; provided, however, that the Company shall not be obligated to remove any such legends prior to the closing date of the Public Offering.

       8. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

       9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder as follows:

              (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

              (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

              (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Certificate of Incorporation, a true and complete copy of which has been delivered to the original Holder of this Warrant; and

              (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Certificate of Incorporation or Bylaws, as amended.

       10. REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

              (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

              (b) The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "CALIFORNIA LAW") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

              (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

              (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

       11. RIGHTS OF STOCKHOLDERS. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

       12. EXPIRATION OF WARRANT. This Warrant shall expire and shall no longer be exercisable as of 5:00 p.m., California local time, on February 5, 2008.

       13.    MISCELLANEOUS.

              (a) This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The parties expressly stipulate that any litigation under this Warrant shall be brought in the State courts of the Counties of Santa Clara or San Francisco, California and in the United States District Court for the Northern District of California. The parties agree to submit to the jurisdiction and venue of those courts.

              (b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

              (c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Shares issued or issuable upon the exercise hereof.

              (d) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

              (e) The Company shall not, by amendment of its Certificate of Incorporation, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

              (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

              (g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

              (h) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

       Issued this 5th day of February, 1998

                                               UTSTARCOM, INC.


                                               By:    /s/ Hong Liang Lu
                                                      -----------------------

                                               Title: President
                                                      -----------------------



FOR AND ON BEHALF OF
Acknowledged and Accepted:

      /s/ Li Yisheno
_________________________________
Warrant Holder AUTHORIZED SIGNATURE(S)

By:    Mr. Li Yisheno
   --------------------------------

Title: Chairman
      -----------------------------

                                      EXHIBIT A
                                  NOTICE OF EXERCISE

TO:    UTStarcom, Inc.
       1275 Harbor Bay Parkway, Suite 100
       Alameda, CA  94502

       Attention:  Chief Financial Officer

       1. The undersigned hereby elects to purchase __________ shares of Common Stock of UTStarcom, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

       2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                            _________________________________
                                             (Name)

                            _________________________________

                            _________________________________
                                           (Address)

       3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as EXHIBIT A-1.

                                                 _______________________________
                                                           (Signature)


                                                 By:____________________________

                                                 Title:_________________________

                                                 Date:________________, 19__

                                     EXHIBIT A-1

                         INVESTMENT REPRESENTATION STATEMENT


PURCHASER  :  _________________________

SELLER     :  UTSTARCOM, INC.

COMPANY    :  UTSTARCOM, INC.

SECURITY   :  COMMON STOCK ISSUED UPON EXERCISE OF THE COMMON STOCK
              PURCHASE WARRANT ISSUED ON _______, 199__

AMOUNT     :  __________ SHARES

DATE       :  ____________, 19__


In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

       (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

       (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

       (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

       (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

       The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

       (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; PROVIDED HOWEVER that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

       (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                                 _______________________________
                                                           (Signature)


                                                 By:____________________________

                                                 Title:_________________________

                                                 Date:________________, 19__

                                      EXHIBIT B

                                  NOTICE OF TRANSFER
                     (To be signed only upon transfer of Warrant)



       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________* shares of Common Stock of UTStarcom, Inc., to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of UTStarcom, Inc., with full power of substitution in the premises.

       Dated: ____________________



                                                 ______________________________
                                                 (Signature must conform in all
                                                 respects to name of Holder as
                                                 specified on the face of the
                                                 Warrant)



                                                 ______________________________
                                                               (Address)


Signed in the presence of:

____________________________

* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                     EXHIBIT B-1

                         INVESTMENT REPRESENTATION STATEMENT


PURCHASER  :

TRANSFEROR :

COMPANY    :     UTSTARCOM, INC.

SECURITY   :     COMMON STOCK PURCHASE WARRANT ORIGINALLY ISSUED ON _______,
                 199__

AMOUNT     :     SHARES

DATE       :     ____________, 19__


In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

       (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

       (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

       (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

       (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

       The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

       (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; PROVIDED HOWEVER that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

       (f) I further understand that in the event all of the applicable requirements of Rule 144 is not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                                 _______________________________
                                                           (Signature)


                                                 By:____________________________

                                                 Title:_________________________

                                                 Date:________________, 19__


                                       -2-